UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2023

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	90-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed in a Current Report on Form 8-K filed with the SEC by SHF Holdings, Inc. (“SHF” or the “Company”) on November 8, 2022, EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), notified the Company on November 2, 2022 that it was in default on a promissory note in the total amount of $2,166,250 executed on September 28, 2022 (the “Note”).

On March 10, 2023, SHF and EF Hutton agreed to fully resolve the balance due, as well as all obligations set forth in the Note, for the total sum of $550,000 (the “Resolution Payment”). SHF made the Resolution Payment on March 10, 2023.

On March 13, 2023, SHF was provided with a fully executed Satisfaction and Release of Promissory Note. As such, the Note is fully satisfied and SHF has no further obligations under the Note.

Item 8.01. Other Events.

As previously announced, the Company entered into an Amended and Restated Securities Purchase Agreement with certain investors (collectively, the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors purchased an aggregate of 20,450 shares of the Company’s Series A Convertible Preferred Stock, $0.0001 par value per share (the “Series A Preferred Stock”), which shares of Series A Preferred Stock are convertible into shares of the Company’s Class A common stock, $0.0001 par value per share (the “Class A Common Stock”).

As of March 13, 2023, 9,554 shares of Series A Preferred Stock have been converted into shares of Class A Common Stock, resulting in there being 29,921,551 shares of Class A Common Stock issued and outstanding and 10,896 shares of Series A Preferred Stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: March 14, 2023	By:	/s/ Donnie Emmi
Chief Legal Officer